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                                                                  Exhibit 10.15


         THIS GUARANTY AGREEMENT made and entered into as of March 5, 1991 (the ("Guaranty") between National HealthCorp L.P., a Delaware limited partnership the ("Guarantor"), and The Bank of Tokyo, Ltd., New York Agency, a New York agency of a Japanese banking corporation (the "Bank").

         WHEREAS:

         A. Palm Beach County the ("Issuer") has issued its Industrial Development Revenue Bonds (Florida Convalescent Centers, Inc. Project), Series 1986 (the "Bonds") under and pursuant to the Trust Indenture dated as of November 1, 1986 and amended and restated as of March 10, 1987 and further amended and restated as of June 30, 1987 among the Issuer, Third National Bank in Nashville, as original Trustee, and Sun Bank/South Florida, N.A., as Co-Trustee (the "Indenture") for the benefit of Florida Convalescent Centers, Inc. (the "Company").

         B. The Company and the Guarantor have entered into an Amended and Restated Reimbursement Agreement of even date herewith (the "Reimbursement Agreement") with the Bank pursuant to which the Bank has issued its Irrevocable Letter of Credit for the purpose of providing direct payment of principal of and interest on and purchase price of the Bonds (the "Letter of Credit") in favor of The Bank of Tokyo Trust Company, as successor Trustee (the "Trustee").

         C. The proceeds of the Bonds have been advanced by the Issuer to the Company for the purpose of acquiring, constructing and equipping a nursing home facility in Palm Beach County, Florida owned by the Company (the "Project").

         D. A corporate predecessor of the Guarantor has contracted with the Company to manage the Project pursuant to a Management Agreement dated as of November 1, 1986.

         E. The Guarantor desired that the Issuer issue the Bonds and is willing to enter into this Guaranty Agreement in order (i) to enhance the continued marketability of the Bonds by causing the issuance of the Letter of Credit and thereby achieve cost and other savings to the Company and financial benefits for the Guarantor, and (ii) to secure the monetary obligations of the Company to the Bank under the Reimbursement Agreement and the Mortgage referred to therein (the "Mortgage"), and the monetary obligations of the Guarantor to the Bank under the Reimbursement Agreement, which obligations to the Bank are each herein defined as a "Guaranteed Obligation".

         NOW THEREFORE, in consideration of the premises, the Guarantor, National HealthCorp L.P., does hereby, subject to the terms hereof, covenant and agree with the Bank as follows:




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                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES
                                OF THE GUARANTOR

         The Guarantor does hereby represent and warrant that it is a limited partnership duly organized under the laws of the State of Delaware, is qualified to do business under the laws of the State of Florida, is not in violation of any provisions of its Certificate of Limited Partnership or Partnership Agreement, or the laws of the States of Tennessee, Delaware or Florida, has power to enter into this Guaranty Agreement, has duly authorized the execution and delivery of this Guaranty Agreement by proper partnership action, and neither this Guaranty Agreement nor the agreements herein contained contravene or constitute a default under any agreement, instrument or indenture, or any provision of its Certificate of Limited Partnership or Partnership Agreement or any other requirement of law. The execution by the Guarantor of this Guaranty Agreement will result in a direct financial benefit to it.

                                   ARTICLE II

                            COVENANTS AND AGREEMENTS

         Section 2.1 The Guarantor hereby guarantees the payment to the Bank of the Guaranteed Obligations of the Company and the Guarantor under the Reimbursement Agreement and the Mortgage. All payments by the Guarantor shall be paid in lawful money of the United States of America. Each and every default in payment of the amounts due under the Reimbursement Agreement or the Mortgage shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         Section 2.2 The obligations of the Guarantor under this Guaranty shall be absolute and unconditional and shall remain in full force and effect until all Guaranteed Obligations due under the Reimbursement and the Mortgage shall have been paid and such Obligations shall not be affected, modified or impaired upon the happening from time to time of any event other than such payment, without limitation any of the following, whether or not with notice to, or the consent of, the Guarantor:

         (a) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Company or the Bank under the Reimbursement Agreement or the Mortgage;

         (b) the failure to give notice to the Guarantor of the occurrence of an event of default under the terms and provisions of the Reimbursement Agreement or the Mortgage.

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         (c) the assignment or mortgaging of all or any part of the interest of the Bank or the Company in the Project or any failure of title with respect to the interests of the Bank or the Company in the Project;

         (d) the waiver of the payment, performance or observance by the Bank or the Company of any of the obligations, covenants or agreements contained in the Reimbursement Agreement or the Mortgage or in this Guaranty Agreement;

         (e) the extension of the time for payment of any Guaranteed Obligation or the time for performance of any other obligations, covenants or agreements under or arising in connection with the Reimbursement Agreement or the Mortgage or this Guaranty or the extension or renewal of any thereof;

         (f) the modification or amendment (whether material or otherwise) of any Guaranteed Obligation or the Reimbursement Agreement or the Mortgage provided that, the obligations of the Guarantor are not thereby increased or expanded without its prior written consent;

         (g) the taking, suffering or omitting to take, or the omission of any of the actions referred to in the Reimbursement or the Mortgage and any actions under this Guaranty Agreement.

         (h) any failure, omission, delay or lack on the part of the Bank to enforce, assert or exercise any right, power or remedy conferred on the Bank in this Guaranty Agreement or by the Reimbursement Agreement or the Mortgage;

         (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor, the Company, the Bank, the Trustee or the Issuer or any of the assets of any of them or any allegation or contest of the validity of this Guaranty Agreement, the Reimbursement Agreement or the Mortgage in any such proceeding;

         (j) to the extent permitted by law, the releasor discharge of the Guarantor from the performance or observance of my obligation, covenant or agreement contained in this Guaranty Agreement by operation of law; or

         (k) the default or failure of the Guarantor fully to perform any of its obligations as set forth in this Guaranty Agreement; or

         (l) the assignment of any right, title or interest of the Issuer to the Trustee, its successors or assigns; or

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         (m) the invalidity of the Reimbursement Agreement or the Mortgage or any term thereof;

         (n) the transfer of the Project or changes in the beneficial or actual owners of the Company; or

         (o) the foreclosure of the Mortgage; or

         (p) any other circumstance, occurrence or condition, whether similar or dissimilar to any of the foregoing, that might be raised in avoidance of or in defense against any action to enforce the obligations of the Guarantor under the provisions hereof.

         Section 2.3 The rights of the Bank to enforce the obligations of the Guarantor under this Guaranty Agreement by any proceedings, whether by action at law, suit in equity, or otherwise, shall not be impaired by any right, counterclaim or defense of any character whatsoever, including without limitation any right, claim or defense or rescission, recoupment, reduction, limitation, set-off, counterclaim, waiver, frustration, surrender, alteration or compromise. This Guaranty Agreement and the obligations of the Guarantor hereunder are separate and independent of the Company's obligations under the Reimbursement Agreement and the Mortgage, and it is specifically understood and agreed by the Guarantor that any payment now or hereafter made by or on behalf of the Company under or pursuant to the Reimbursement Agreement or the Mortgage shall not, except to the extent paid to the owners of the Bonds directly by the Trustee, affect, impair or diminish, in any manner whatsoever, the obligations of the Guarantor hereunder. In the event that the Company or any successor or assignee under the Reimbursement Agreement or the Mortgage should fail to perform any agreement on its part, the Guarantor may institute such action as it deems necessary to compel performance so long as such action does not abrogate the Guarantor's obligations hereunder.

         Section 2.4 In the event of a default in the payment of a Guaranteed Obligation, the Bank shall have the right to proceed first and directly against the Guarantor under this Guaranty Agreement to the extent of its obligations hereunder without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Bank.

         Section 2.5 The Guarantor hereby expressly waives notice from the Bank of its acceptance and reliance on this Guaranty Agreement. The Guarantor agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees which may be incurred by the Bank in enforcing or attempting to enforce this Guaranty Agreement following default hereunder, whether the same by enforced by suit or otherwise.

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         Section 2.6 No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it in this Guaranty Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Guaranty Agreement should be breached by the Guarantor and thereafter duly waived by the Bank, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Bank.

         Section 2.7 The Guarantor agrees that it will maintain its partnership existence throughout the term of years that the Bonds will remain outstanding and unpaid, and during such period the Guarantor will remain qualified to engage in the business and be subject to service of process in the States of Tennessee and Florida. The Guarantor further agrees that it will not dispose of all or substantially all of its assets except to a corporation incorporated and existing under the laws of one of the States of the United States of America and qualified to do business in Florida; provided, in all cases, that such other corporation shall have a net worth not less than that of the Guarantor and shall assume in writing all of the obligations of the Guarantor herein.

         Section 2.8 The Guarantor covenants and agrees that so long as the Bonds remain outstanding and unpaid, it will furnish to the Bank, as soon as available and, in any event, within 125 days after the end of each fiscal year, copies of a certified balance sheet of the Guarantor and its consolidated subsidiaries as of the end of the fiscal year. The Guarantor shall also furnish to the Bank copies of its financial statements for all fiscal years accompanied by the auditor's report thereon, as well as copies of all interim quarterly reports sent to the Guarantor's limited partners.

         Section 2.9 This Guaranty is entered into by the Guarantor for the benefit of the Bank and may be amended or supplemented only with the prior written consent of the Bank.

         Section 2.10 (a) Until the Guaranteed Obligations have been paid full and particularly with respect to any

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payment by the Company made to the Bank within one year prior to the commencement of any bankruptcy or reorganization proceedings affecting the Company, the Guarantor hereby (i) waives, and releases and discharges, any claim of any kind or nature whatsoever it may have against the Company for indemnification, contribution, subrogation or any other form of reimbursement with respect to any amounts it may be required to pay under this Guaranty Agreement, (ii) waives any right to enforce any remedy which the Bank now have or may hereafter have against the Company and (iii) waives any benefit of, and any right to participate in, any security now or hereafter held by the Bank.

         (b) The Guarantor shall be discharged of its obligations hereunder upon the payment of all Guaranteed Obligations; provided that, in the event the Bank is required by order of the court or administrative body having jurisdiction at any time to refund or repay to any person or entity any sums collected by it on account of the obligations subject to this Guaranty Agreement, the Guarantor agrees that all such sums shall remain subject to the terms of this Guaranty Agreement and the Bank shall be entitled to recover such sums from the Guarantor notwithstanding the fact that the Guarantor shall have been otherwise discharged from further liability under this Guaranty Agreement, but only on the condition precedent that the Bank shall have given the Guarantor written notice of such court or administrative proceeding and shall have afforded the Guarantor a reasonable opportunity to contest any demand for a refund or repayment. The Guarantor shall have an opportunity to make such a contest only within the time requirements of the court or administrative body having jurisdiction and must proceed with diligence to completion of the contest or the condition precedent described in the preceding sentence shall be deemed to have been waived by the Guarantor.

         Section 2.11 The Guarantor hereby subordinates the payment of management fees from the Company to the prior payment in full of the Bonds and the obligations owing to the Bank under the Reimbursement Agreement, and agrees that no payment thereof shall be made while there remains a payment default on the Bonds or under the Reimbursement Agreement.


                                  ARTICLE III

                                 MISCELLANEOUS


         Section 3.1 The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when the Letter of Credit shall have been issued and delivered by the Bank.

         Section 3.2 The Guaranty Agreement constitutes the entire agreement of guarantee, and supersedes all prior agreements and understanding, both written and oral, between the parties with respect to the subject matter hereof and may be

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executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         Section 3.3 The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections in this Guaranty Agreement shall not affect the validity or enforceability of the remaining portions of this Guaranty Agreement, or any part thereof.

         Section 3.4 This Guaranty Agreement shall be governed by and construed interpreted in accordance with the laws of the State of New York.

         Section 3.5 The agreements contained herein on the part of the Guarantor shall inure to and be binding upon its successors and assigns, including without limitation, any successor or assign in any transaction expressly permitted by Section 2.7 hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Agreement to be executed in their respective names by their respective duly authorized officials as of the date first above stated.

                                    NATIONAL HEALTHCORP L.P.
                                      as Guarantor

                                    By: NHC, INC.
                                        Managing Partner


                                    By:
                                        ----------------------------------
                                        Title:  Senior Vice President

                                    Accepted:

                                    THE BANK OF TOKYO, LTD.
                                      NEW YORK AGENCY

                                    By:
                                       -----------------------------------
                                       Title: Attorney-in-fact

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